SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549-1004

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) July 28, 2004
                        -------------------
                   Commission File Number 1-5324
                              ------

                        NORTHEAST UTILITIES
                       --------------------
      (Exact name of registrant as specified in its charter)

        MASSACHUSETTS                           04-2147929
     ----------------------                    ---------------
(State or other jurisdiction of      (I.R.S. Employer incorporation or
       organization)                        Identification No.)

          ONE FEDERAL STREET, BUILDING 111-4, SPRINGFIELD
                MASSACHUSETTS                    01105
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    (Address of principal executive offices)   (Zip Code)

                          (413) 785-5871
       (Registrant's telephone number, including area code)

                          Not Applicable
                          --------------
   (Former name or former address, if changed since last report)


ITEM 9.   Regulation FD Disclosure and

ITEM 12.  Results of Operations and Financial Condition

    On July 28, 2004, Northeast Utilities issued a press release relating to its financial results for the second quarter 2004. A copy of the news release is attached as Exhibit 99.1. Exhibits 99.1 and 99.2, which are incorporated in Item 9 by reference thereto, are furnished pursuant to Regulation FD.

                           EXHIBIT INDEX

Exhibit 99.1  Northeast Utilities News Release dated July 28, 2004.

Exhibit 99.2 Financial Report for the three and six month periods ending June 30, 2004.


                    [SIGNATURE PAGE TO FOLLOW]


                             SIGNATURE

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             NORTHEAST UTILITIES
                             (Registrant)


                              By:  /s/ Randy A. Shoop
                                   Name:  Randy A. Shoop
                                   Title:  Assistant Treasurer - Finance



Date:  June 28, 2004